UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 18, 2012

CHANTICLEER HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-28218	77-0319159
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11220 Elm Lane, Suite 203, Charlotte, NC 28277
(Address of Principal Executive Offices) (Zip Code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

As previously disclosed in an 8-K filed October 18, 2012, on October 15, 2012 the Audit Committee of the Board of Directors of Chanticleer Holdings, Inc. (the “Company”) engaged, approved and ratified Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm.

Marcum LLP (“Marcum”) has replaced RSM Betty & Dickson (Cape Town) (“BDCT”) to audit the financial statements of the Company’s South African Operations for the three-month period ended December 31, 2011. BDCT did not perform any audit work on behalf of the Company since the Company announced their engagement on September 18, 2012, until they were dismissed on October 18, 2012.

The purpose of this 8-K/A is to report that during the Company’s two most recent fiscal years and the subsequent interim period preceding the dismissal of BDCT neither the Company nor anyone on its behalf consulted BDCT regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement (as defined in Item 304(a)(2)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

The purpose of this 8-K/A is to also report that from the date of appointment being September 18, 2012 preceding the dismissal of BDCT there were (a) no “disagreements” as defined in Item 304(a)(1)(iv) of Regulation S-K with BDCT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDCT, would have caused it to make reference to the subject matter of the disagreement in connection with its report; and (b) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

RSM Betty & Dickson (Durban) (“BDD”) is now assisting Marcum in completing Marcum’s audit of the financial statements of the individual companies comprising the “South African Operations.” BDD have also been appointed to perform the audits of the individual companies comprising the “South African Operations” in terms of the South African Companies Act 2008 for South African reporting purposes. During the last two years, neither BDCT nor BDD have issued any financial statement reports or opinions related to the Company.

The Company provided BDCT with a copy of this Current Report on Form 8-K/A prior to its filing and has requested that BDCT furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not BDCT agrees with the statements made in this Current Report on Form 8-K/A with respect to BDCT. A copy of BDCT’s letter dated November 2, 2012 is attached as Exhibit 16.1 to this 8-K/A.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1      Letter from RSM Betty and dickson (cape town) dated November 2, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHANTICLEER HOLDINGS, INC.
(Registrant)

/s/ Michael D. Pruitt

Date: November 2, 2012	By:
Name: Michael D. Pruitt

Title: President